Exhibit 10.22
Execution Copy
NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO OFFER FOR SALE, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER IN FORM REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.
WARRANT TO PURCHASE
SHARES OF PREFERRED STOCK
Expires: February 14, 2016
     THIS CERTIFIES THAT, for value received, POINT FINANCIAL, INC., an Arizona Corporation, is entitled to subscribe for and purchase the number of shares determined as set forth below (as adjusted pursuant to the provisions hereof, the “Shares”) of the Series A Preferred Stock of REPLY! INC. (the “Company”), at a price per share determined as set forth below (as adjusted pursuant to the provisions hereof, the “Exercise Price”), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term “Preferred Stock” shall mean the Company’s Series A Preferred Stock, and any stock into or for which such Series A Preferred Stock may hereafter be converted or exchanged, and the term “Grant Date” shall mean February 14, 2006. The Exercise Price shall at all times be equal to the Conversion Price, as defined in the Company’s Amended and Restated Articles of Incorporation (the “Articles”), per share for the Series A Preferred Stock of the Company which is, as of the date of the issuance of this warrant, $2.727 per share. This Warrant shall be exercisable for a number of Shares determined by dividing $50,000 by the Exercise Price. This Warrant is issued in connection with the Equipment Lease Agreement of even date herewith (as amended, restated and supplemented from time to time, the “Lease Agreement”) between the Company and Point Financial, Inc.
     1.     Term.  This Warrant is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and prior to the earlier of (a) the tenth anniversary of the Grant Date or (b) the consummation of the Company’s initial public offering (“IPO”) of its Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), the aggregate gross proceeds from which exceed $10,000,000. If prior to the exercise of this Warrant, in whole or in part, an event occurs that pursuant to the Company’s Articles causes automatic conversion of the Company’s Preferred Stock, then this Warrant shall be exercisable for the number of shares of Common Stock of the Company into which the Preferred Stock not purchased upon any prior exercise of this Warrant would have been converted (and, where the context requires, reference to “Preferred Stock” shall be deemed to include such Common Stock, as may be appropriate).

     2.     Method of Exercise; Net Issue Exercise.
          2.1     Method of Exercise; Payment; Issuance of New Warrant.  This Warrant may be exercised by the holder hereof, in whole or in part and from time to time, either by (a) the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-l duly executed) at the principal office of the Company and by the payment to the Company, by cash, check, wire transfer or cancellation of indebtedness, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased or (b) “cashless exercise” in connection with any sale of the Company (through a merger, the sale of all or substantially all of its assets, or the sale of its stock) or any public offering of its stock, the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-l duly executed), which surrender may be made contingent upon the closing of such offering, at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company from the proceeds of the sale of shares to be sold by the holder in such public offering, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof as soon as possible and in any event within fifteen (15) days of receipt of such notice (or, following the IPO, within five (5) days of receipt of such notice) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible thereafter.
          2.2     Automatic Exercise.  To the extent this Warrant is not previously exercised, and if the fair market value of one Share is greater than the Exercise Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 2.3 below (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one Share upon such expiration shall be determined pursuant to Section 2.3 (b) below. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 2.2, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.
          2.3     Right to Convert Warrant into Stock: Net Issuance.
               (a)     In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder may elect to convert this Warrant or any portion thereof (the “Conversion Right”) into Shares, the aggregate value of which Shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the holder by surrender of this Warrant at the principal office of the Company together with notice of the holder’s intention to exercise the Conversion Right, in which event the Company shall issue to the holder a number of Shares computed using the following formula:

X =	Y(A-B)

A
Where:	X =	The number of Shares to be issued to the holder.
Y =	The number of Shares purchasable under this Warrant subject to the exercise election.

A =	The fair market value of one Share.

B =	Exercise Price (as adjusted to the date of such calculations).
               (b)     For purposes of this Section 2.3, the “fair market value” per Share shall mean:
                    (i)     If the Conversion Right is exercised in connection with and contingent upon the IPO, and if the Company’s registration statement relating to such offering has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering; or
                    (ii)     If the Conversion Right is not exercised in connection with and contingent upon the IPO, then as follows:
          (A)     If the Company’s Preferred Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the Nasdaq Stock Market, the fair market value shall be the average of the last reported sale prices of the Preferred Stock on such exchange or on the Nasdaq Stock Market, whichever is applicable, for the last ten (10) trading days (or all such trading days such Preferred Stock has been traded if fewer than 10 trading days) before the effective date of exercise of the Conversion Right or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange or on the Nasdaq Stock Market;
          (B)     If the Preferred Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the average of the means of the last bid and asked prices reported on the last ten (10) trading days (or all such trading days such Preferred Stock has been traded if fewer than 10 trading days) before the date of the election; and
          (C)     If the Preferred Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant.
     3.     Stock Fully Paid; Reservation of Shares.  All Shares that may be issued upon the exercise of this Warrant, and all Common Stock issuable upon conversion of the Shares shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company will at all times have duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Preferred Stock (and Common Stock issuable upon conversion thereof).

     4.     Notices of Record Date.  In the event of any taking by the Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to the holder of this Warrant at least twenty (20) days prior written notice of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the stockholders. Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiring any such vote of the stockholders.
     5.     Fractional Shares.  No fractional shares of Preferred Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of the Preferred Stock on the date of exercise.
     6.     Compliance with Securities Act; Disposition of Warrant or Shares.
          (a)     Compliance with Securities Act.  The holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Shares to be issued upon exercise hereof and the Common Stock to be issued upon conversion of such Shares and any other securities issued in respect to the Preferred Stock or Common Stock issued upon conversion of the Preferred Stock, upon any stock split, stock dividend, recapitalization, merger consolidation or similar event (collectively the “Securities”) are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof (or Common Stock issued upon conversion of such Shares) except under circumstances which will not result in a violation of the Securities Act or applicable state securities laws. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws or any agreement between holder and the Company):
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO OFFER FOR SALE, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER IN FORM REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.
          (b)     Disposition of Securities.  With respect to any offer, sale or other disposition of any of the Securities prior to registration thereof, the holder hereof and each subsequent holder of any Securities agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of such Securities and indicating whether or not under the Securities Act certificates for such Securities to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act and applicable state securities laws. Each holder of any of the Securities will cause any proposed transferee of any of the Securities to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Section 6. Each certificate representing Securities thus transferred (except a transfer pursuant to Rule 144 under the Securities Act) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Securities Act and applicable state securities laws. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any partnership affiliated with the initial holder, or to any partner of any such partnership provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.
     7.     Rights as Stockholder.
          7.1     Stockholder Rights.  Except as set forth herein, no holder of this Warrant, as such, shall be entitled to vote upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or be deemed the holder of Preferred Stock until this Warrant shall have been exercised and the Shares purchasable upon such exercise shall have become deliverable, as provided herein.
          7.2     Financial Statements and Information.  The Company shall deliver to the registered holder the same financial reports and information which it is contractually bound to provide to Major Investors as that term is defined in that certain Investor’s Rights Agreement of the Company, dated August 18, 2005 (“Rights Agreement”).
          7.3     Limitation of Liability.  Without limiting the generality of the foregoing, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action taken by the holder to purchase shares of Preferred Stock or automatic exercise of this Warrant pursuant to the terms hereof, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.
     8.     Registration Rights.  The registered holder shall be entitled to receive the same registration rights as provided to the Holders (as defined in the Rights Agreement) of the Company’s Series A Preferred Stock with respect to the shares of the Company’s common stock issuable upon conversion of the Shares.
     9.     Additional Rights.
          (a)     Participation Rights.  With respect to any Additional Shares, as defined in the Rights Agreement, the registered holder will have the same participation rights as a Major Investor as set forth in Section 3.3 of the Rights Agreement, regardless of whether or not this warrant has been exercised in whole or in part. On or about February 3, 2006, the Company will amend the Rights Agreement as required to reflect the terms of this Section 9(a).
          (b)     Mergers.  The Company agrees to provide the holder of this Warrant with at least thirty (30) days’ prior written notice of the terms and conditions of any proposed transaction, in which the Company would (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or (ii) merge into or consolidate with any other corporation (other than a wholly owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is disposed of (Sections 9(b)(i) and 9(b)(ii), individually or collectively, are referred to as a “Merger Transaction”).
               (i)     If on the record date for any Merger Transaction, the fair market value per Share (as determined in Section 2.3(b) hereof) is greater than or equal to three (3) times the Exercise Price, then the successor entity may, at its option, either assume the obligations of the Company under this Warrant or not assume the obligations of the Company under this Warrant. If, on the record date for any Merger Transaction, the fair market value per Share (as determined in Section 2.3(b) hereof) is less than three (3) times the Exercise Price, then the successor entity shall assume the obligations of the Company under the Warrant. If the successor entity assumes the obligations of the Company under this Warrant (whether voluntary or involuntary), then this Warrant shall be exercisable for the same class and amount of securities, cash or other property as would be payable for the Shares issuable upon exercise of this Warrant as if such Shares were outstanding on the record date for the Merger Transaction. If the successor entity does not assume the obligations of the Company under this Warrant, then this Warrant shall be deemed to have been automatically converted pursuant to Section 2.2 and thereafter holder shall participate in the Merger Transaction as a holder of the Shares (or other securities issuable upon exercise of this Warrant) on the same terms as other holders of the same class of securities of the Company.
     10.     Representations and Warranties of the Company.  This Warrant is issued and delivered on the basis of the following:
          (a)     This Warrant has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms;
          (b)     The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;
          (c)     The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company’s Articles, as amended, a true and complete copy of which has been delivered to the original holder of this Warrant;
          (d)     The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved and, when issued in accordance with the terms of the Company’s Articles, will be validly issued, fully paid and nonassessable;
          (e)     As of the Grant Date, the capitalization of the Company shall be as set forth in the Capitalization Schedule attached hereto as Appendix I, which indicates the following: (i) the authorized capital stock of the Company (including the authorized number of shares of Common Stock and each series of Preferred Stock); (ii) the number of shares of Common Stock and each series of Preferred Stock issued and outstanding; (iii) the number of shares of Common Stock reserved for issuance upon conversion of any Preferred Stock; (iv) the number of shares for which options have been granted under the Company’s Stock Option Plan; and (v) any other securities that are convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for Common Stock or such convertible or exchangeable securities, and the number of shares of Common Stock issuable upon any conversion, exchange or exercise of such securities, options or rights. All issued and outstanding shares of the Company’s Common Stock and Preferred Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in Appendix I, there are no outstanding rights, options, warrants, conversion rights, preemptive rights, rights of first refusal or similar rights for or understandings relating to the purchase or acquisition from the Company of any securities of the Company; and
          (f)     The execution and delivery of this Warrant, the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof and the compliance by the Company with the provisions hereof (i) are not and will not be inconsistent with the Company’s Articles or Bylaws, (ii) do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and (iii) do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.
     11.     Modification and Waiver.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.
     12.     Notices.  Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or sent to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant and shall be deemed received by the holder upon the earlier of actual receipt or if sent by certified mail (postage pre-paid), five (5) days after deposit in the U.S. mail.
     13.     Binding Effect on Successors.  This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets. All of the obligations of the Company relating to the Shares, or the Company’s Common Stock issuable upon conversion thereof, shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company’s expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.
     14.     Lost Warrants or Stock Certificates.  The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise thereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.
     15.     No Impairment.  The Company will not, by amendment of its Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     16.     Descriptive Headings.  The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.
     17.     Recovery of Litigation Costs.  If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.
     18.     Governing Law.  THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF CALIFORNIA.

Date: February 14, 2006	REPLY! INC., a California corporation
	By:	/s/ Frank M. Siskowski
		Name:	Frank M. Siskowski
		Title:	CFO

ADDRESS:

3000 Danville Boulevard, Suite 151 Alamo, California 94507

EXHIBIT A-l
NOTICE OF EXERCISE

To:	REPLY! INC. (Company Name)
     1.     The undersigned hereby:
☑	elects to purchase shares of Series A Preferred Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full; or

☑	elects to exercise its net issuance rights pursuant to Section 2.3 of the attached Warrant with respect to shares of Series A Preferred Stock.
     2.     Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

(Address)
     3.     The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

(Date)

(Signature)

EXHIBIT A-2
NOTICE OF EXERCISE

To:	REPLY! INC. (Company Name)
     1.     Contingent upon and effective immediately prior to the closing (the “Closing”) of the Company’s public offering contemplated by the Registration Statement on Form S-___, filed on                     , ___, the undersigned hereby:
☑	elects to purchase shares of Series A Preferred Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant; or

☑	elects to exercise its net issuance rights pursuant to Section 2.3 of the attached Warrant with respect to shares of Series A Preferred Stock.
     2.     Please deliver to the custodian for the selling shareholders a stock certificate representing such                      shares.
     3.     The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $                     or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

(Date)

(Signature)